STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS
Supplement dated October 12, 2007 to Statement of Additional Information dated August 22, 2007
The following paragraph is added to page 24:
Mr. Cline, Chairman of the Board of Northern Funds, will retire from the Board pursuant to the retirement provisions of Northern Funds’ by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel will become Chairman of the Board of Northern Funds.
The information with regard to Mr. Gregory A. Chidsey on page 28 is removed and replaced with the following:
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.